EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000092055
Class 4 SEC Identifier C000170274


Items 71C-75B

71C- $331,981,742
74F- $389,658,070
74N- $392,482,074
74T- $391,434,606
75B- $333,477,720



Item 72DD

1. Total Income dividends for which record date passed during the period                                           $502,714
2. Dividends for a second class of open-end company shares                                                       $4,061,760
3. Dividends for a third class of open-end company shares                                                        $1,392,614
4. Dividends for a fourth class of open-end company shares                                                         $593,341


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $4.176
        2. Dividends from a second class of open-end company shares                                                 $4.401
        3. Dividends from a third class of open-end company shares                                                  $4.368
        4. Dividends for a fourth class of open-end company shares                                                  $2.366


Item 74

U)      1. Number of shares outstanding                                                                             112,049
        2. Number of shares outstanding for a second class of shares of open-end company shares                     953,050
        3. Number of shares outstanding for a third class of shares of open-end company shares                      341,468
        4. Dividends for a fourth class of open-end company shares                                                  343,360


V)      1. Net asset value per share (to the nearest cent)                                                          $246.82
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                $246.82
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 $244.94
        4. Dividends for a fourth class of open-end company shares                                                  $130.79





Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000096110
Class 5 SEC Identifier C000007782
Class 6 SEC Identifier C000170275

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $20,133
2. Dividends for a second class of open-end company shares                                                          $241,820
3. Dividends for a third class of open-end company shares                                                           $165,181
4. Dividends for a fourth class of open-end company shares                                                          $172,181
5. Dividends for a fifth class of open-end company shares                                                           $68,707
6. Dividends for a Sixth class of open-end company shares							    $117,295

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.950
        2. Dividends from a second class of open-end company shares                                                 $1.057
        3. Dividends from a third class of open-end company shares                                                  $1.073
        4. Dividends for a fourth class of open-end company shares                                                  $2.662
        5. Dividends for a fifth class of open-end company shares                                                   $1.395
     	6. Dividends for a sixth class of open-end company shares                                                   $1.772

Item 74

U)      1. Number of shares outstanding                                                                             18,258
        2. Number of shares outstanding for a second class of shares of open-end company shares                     232,563
        3. Number of shares outstanding for a third class of shares of open-end company shares                      157,623
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     50,511
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      51,122
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      89,946

V)      1. Net asset value per share (to the nearest cent)                                                          $84.80
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                $84.76
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 $84.75
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                $209.16
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 $111.72
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 $136.19

Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000155407
Class 5 SEC Identifier C000007808
Class 6 SEC Identifier C000170276

Items 74A-75B

71C- $581,764,006
74A-
74C-
74E-
74F- $661,465,480
74I-
74J-
74L-
74N- $668,084,086
74O-
74P-
74R4-
74T- $662,577,171
75B- $584,519,232

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $2,050,561
2. Dividends for a second class of open-end company shares                                                         $3,194,026
3. Dividends for a third class of open-end company shares                                                          $1,832,069
4. Dividends for a fourth class of open-end company shares                                                         $2,069,350
5. Dividends for a fifth class of open-end company shares							   $1,517,300
6. Dividends for a sixth class of open-end company shares							   $220,025


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.076
        2. Dividends from a second class of open-end company shares                                                 $1.141
        3. Dividends from a third class of open-end company shares                                                  $1.143
        4. Dividends for a fourth class of open-end company shares                                                  $2.160
	5. Dividends for a fifth class of open-end company shares						    $2.343
        6. Dividends for a sixth class of open-end company shares                                                   $2.279


Item 74

U)      1. Number of shares outstanding    									   1,900,548
        2. Number of shares outstanding for a second class of shares of open-end company shares                    2,849,166
        3. Number of shares outstanding for a third class of shares of open-end company shares                     1,701,675
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    1,007,876
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			   670,211
        6. Number of shares outstanding for a sixth class of shares of open-end company shares			   107,854


V)      1. Net asset value per share (to the nearest cent)                                                  	   $66.70
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	   $66.72
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	   $66.73
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	   $125.14
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		   $137.06
        6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)		   $131.31


Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $37,322
2. Dividends for a second class of open-end company shares                                                      $373,158
3. Dividends for a third class of open-end company shares                                                       $233,385
4. Dividends for a fourth class of open-end company shares                                                      $810,631

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.904
        2. Dividends from a second class of open-end company shares                                             $0.950
        3. Dividends from a third class of open-end company shares                                              $0.954
        4. Dividends for a fourth class of open-end company shares                                              $2.437

Item 74

U)      1. Number of shares outstanding   									39,265
        2. Number of shares outstanding for a second class of shares of open-end company shares                 405,208
        3. Number of shares outstanding for a third class of shares of open-end company shares                  243,562
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 344,435

V)      1. Net asset value per share (to the nearest cent)                                                  	$41.42
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	$41.41
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	$41.41
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	$106.14

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $36,010
2. Dividends for a second class of open-end company shares                                                       $286,472
3. Dividends for a third class of open-end company shares                                                        $144,292
4. Dividends for a fourth class of open-end company shares							 $350,060

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.747
        2. Dividends from a second class of open-end company shares                                              $0.828
        3. Dividends from a third class of open-end company shares                                               $0.833
        4. Dividends for a fourth class of open-end company shares						 $1.606
Item 74

U)      1. Number of shares outstanding										 44,356
        2. Number of shares outstanding for a second class of shares of open-end company shares                  359,560
        3. Number of shares outstanding for a third class of shares of open-end company shares                   172,703
        4. Number of shares outstanding for a fourth class of shares of open-end company shares			 223,402

V)      1. Net asset value per share (to the nearest cent)                                                  	$72.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	$72.35
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	$72.35
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		$140.55

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $57,529
2. Dividends for a second class of open-end company shares                                                        $451,429
3. Dividends for a third class of open-end company shares                                                         $208,650
4. Dividends for a fourth class of open-end company shares                                                        $280,715
5. Dividends for a fifth class of open-end company shares							  $129,060

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.877
        2. Dividends from a second class of open-end company shares                                               $0.957
        3. Dividends from a third class of open-end company shares                                                $0.963
        4. Dividends for a fourth class of open-end company shares                                                $1.995
        5. Dividends for a fifth class of open-end company shares                                                 $2.795

Item 74

U)      1. Number of shares outstanding                                                                            61,410
        3. Number of shares outstanding for a second class of shares of open-end company shares                   477,527
        4. Number of shares outstanding for a third class of shares of open-end company shares                    216,899
        5. Number of shares outstanding for a fourth class of shares of open-end company shares                   146,263
	6. Number of shares outstanding for a fifth class of shares of open-end company shares 			  46,650

V)      1. Net asset value per share (to the nearest cent)                                                        $70.76
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $70.78
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $70.78
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              $147.71
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               $204.30


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEc Identifier C000007793
Class 4 SEC Identifier C000096111
Class 5 SEC Identifier C000007794


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $54,622
2. Dividends for a second class of open-end company shares                                                          $499,540
3. Dividends for a third class of open-end company shares                                                           $242,458
4. Dividends for a fourth class of open-end company shares                                                          $178,715
5. Dividends for a fifth class of open-end company shares                                                           $288,923


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.523
        2. Dividends from a second class of open-end company shares                                                 $2.587
        3. Dividends from a third class of open-end company shares                                                  $0.575
        4. Dividends for a fourth class of open-end company shares                                                  $2.855
	5. Dividends for a fifth class of open-end company shares                                                   $2.088

Item 74

U)      1. Number of shares outstanding                                                                           95,836
        2. Number of shares outstanding for a second class of shares of open-end company shares                   197,221
        3. Number of shares outstanding for a third class of shares of open-end company shares                    430,616
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   61,092
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    141,847

V)      1. Net asset value per share (to the nearest cent)                                                        $42.23
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $191.55
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $42.32
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              $208.69
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               $154.65


Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $36,929
2. Dividends for a second class of open-end company shares                                                        $198,391
3. Dividends for a third class of open-end company shares                                                         $63,321
4. Dividends for a fourth class of open-end company shares					                  $220,339

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.534
        2. Dividends from a second class of open-end company shares                                               $1.021
        3. Dividends from a third class of open-end company shares                                                $0.575
	4. Dividends from a fourth class of open-end company shares						  $2.376
Item 74

U)      1. Number of shares outstanding                                                                           64,731
        2. Number of shares outstanding for a second class of shares of open-end company shares                   197,767
        3. Number of shares outstanding for a third class of shares of open-end company shares                    114,484
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  95,316

V)      1. Net asset value per share (to the nearest cent)                                                        $31.82
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $57.02
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $31.87
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  $132.71


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $13,772
2. Dividends for a second class of open-end company shares                                                        $69,320
3. Dividends for a third class of open-end company shares                                                         $30,608
4. Dividends for a fourth class of ope-end company shares							  $56,419

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.319
        2. Dividends from a second class of open-end company shares                                               $0.460
        3. Dividends from a third class of open-end company shares                                                $0.373
	4. Dividends from a fourth class of open-end company shares					          $1.311

Item 74

U)      1. Number of shares outstanding                                                                           40,153
        2. Number of shares outstanding for a second class of shares of open-end company shares                   154,362
        3. Number of shares outstanding for a third class of shares of open-end company shares                    81,472
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  43,409

V)      1. Net asset value per share (to the nearest cent)                                                        $45.24
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $56.55
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $45.29
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  $160.81

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $7,172
2. Dividends for a second class of open-end company shares                                                        $91,116
3. Dividends for a third class of open-end company shares                                                         $20,083
4. Dividends for a fourth class of open-end company shares                                                        $190,180

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.810
        2. Dividends from a second class of open-end company shares                                               $1.081
        3. Dividends from a third class of open-end company shares                                                $4.477
        4. Dividends from a fourth class of open-end company shares                                               $2.144

Item 74

U)      1. Number of shares outstanding                                                                             7,821
        2. Number of shares outstanding for a second class of shares of open-end company shares                     86,895
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,759
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     94,810

V)      1. Net asset value per share (to the nearest cent)                                                           $49.48
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 $61.86
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    $254.60
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	    $122.49


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,236
2. Dividends for a second class of open-end company shares                                                        $38,832
3. Dividends for a third class of open-end company shares                                                         $35,438

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.306
        2. Dividends from a second class of open-end company shares                                               $0.396
        3. Dividends from a third class of open-end company shares                                                $0.920


Item 74

U)      1. Number of shares outstanding                                                                             9,850
        2. Number of shares outstanding for a second class of shares of open-end company shares                     102,974
        3. Number of shares outstanding for a third class of shares of open-end company shares                      40,181


V)      1. Net asset value per share (to the nearest cent)                                                           $50.21
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 $54.96
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    $127.67



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                             $12,688
2. Dividends for a second class of open-end company shares                                                          $143,932
3. Dividends for a third class of open-end company shares                                                           $151,423


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.767
        2. Dividends from a second class of open-end company shares                                                 $1.073
        3. Dividends from a third class of open-end company shares                                                  $2.072

Item 74

U)      1. Number of shares outstanding                                                                            15,545
        2. Number of shares outstanding for a second class of shares of open-end company shares                   140,859
        3. Number of shares outstanding for a third class of shares of open-end company shares                     74,948


V)      1. Net asset value per share (to the nearest cent)                                                        $43.89
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              $57.74
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               $111.47



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